I N S T R U C T I 0 N S








                                                 AIA DOCUMENT Alll-1997

Standard Form of Agreement Between Owner and Contractor where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

GENERAL INFORMATION

PURPOSE. AIA Document A111-1997 is intended for use on construction projects where the basis for payment is the cost of the Work plus a fixed fee. Unlike the i987 edition of A111, A111-1987 is intended for use ONLY where a guaranteed maximum price (made up of the cost of the Work plus the Contractor's fee) is provided. A111-1997 is NOT intended for use in competitive bidding.

RELATED DOCUMENTS. This document has been prepared for use in conjunction with the AIA Document A201-1997, General Conditions of the Contract for Construction, which is adopted into A111-1997 by specific reference.

The A111-1997 document is used as one part of the Contract Documents which memorialize the Contract for Construction between the Owner and the Contractor. The other Contract Documents are:
      General Conditions (i.e., A201-1997)
      Supplementary Conditions
      Drawings
      Specifications
      Modifications

Although the AIA does not produce standard documents for Supplementary Conditions, Drawings or Specifications, a variety of model and guide documents are available, including AIA's MASTERSPEC and AIA Document A511, Guide for Supplementary Conditions.

AIA Document A111-1997 is Published in conjunction with the following related documents:
     A201-1997, General Conditions of the Contract for Construction
     A401-1997, Standard Form of Agreement Between Contractor and Subcontractor A511, Guide for Supplementary Conditions
     B141-1997, Standard Form of Agreement Between Owner and Architect B151-1997, Abbreviated Standard Form of Agreement Between Owner and
      Architect
     C14l-i997, Standard Form of Agreement Between Architect and Consultant C142-1997, Abbreviated Standard Form of Agreement Between Architect and
      Consultant

DISPUTE RESOLUTION-MEDIATION@ AND ARBITRATION. Through its adoption by reference of AIA Document A201-1997, this document provides for mediation and arbitration of claims and disputes. Mediation is a non-binding process, but is mandatory under the terms of this agreement. Arbitration is mandatory under the terms of this agreement and binding in most states and under the Federal Arbitration Act. In a minority of states, arbitration provisions relating to future disputes are not enforceable but the parties may agree to arbitrate after the dispute arises. Even in those states, under certain circumstances (for example, in a transaction involving interstate commerce), arbitration provisions may be enforceable under the Federal Arbitration
Act.

The AIA does not administer dispute resolution processes. To submit disputes to mediation or arbitration or to obtain copies of the applicable mediation or arbitration rules, write to the American Arbitration Association or call (800) 778-7879. The American Arbitration Association may also be contacted at http.//www.adr.org.

WHY USE AIA CONTRACT DOCUMENTS? AIA contract documents are the product of a consensus-building process aimed at balancing the interests of all parties on the construction project. The documents reflect actual industry practices, not theory. They are state-of-the-art legal documents, regularly revised to keep up with changes in law and the industry-yet they are written, as far as possible, in everyday language. Finally, AIA contract documents are flexible: they are intended to be modified to fit individual projects, but in such a way that modifications, are easily distinguished from the original, printed language.

Copyright (c) 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.
WARNING:     Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.


1

[AIA LOGO]
(c)1997   AIA
AIA DOCUMENT A111-1997
INSTRUCTIONS
The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

For further information on the AIA approach to drafting contract documents, see AIA Document M120, Document Drafting Principles.

USE OF NON-AIA FORMS. If a combination of AIA documents and non-AIA documents is to be used, particular care must be taken to achieve consistency of language and intent among documents.

LETTER FORMS OF AGREEMENT. Letter forms of agreement are generally discouraged by the AIA, as is the performance of a part or the whole of the Work on the basis of oral agreements or understandings. The standard AIA agreement forms have been developed through more than ioo years of experience and have been tested repeatedly in the courts. In addition, the standard forms have been carefully coordinated with other AIA documents.

STANDARD FORMS. Most AIA documents published since 1906 have contained in their titles the words "Standard Form.' The term "standard" is not meant to imply that a uniform set of contractual requirements is mandatory for AIA members or others in the construction industry. Rather, the AIA standard documents are intended to be used as fair and balanced baselines from which the parties can negotiate their bargains. As such, the documents have won general acceptance within the construction industry and have been uniformly interpreted by the courts. Within an industry spanning
50 states-each free to adopt different, and perhaps contradictory, laws affecting that industry-AIA documents form the basis for a generally consistent body of construction law.

USE OF CURRENT DOCUMENTS. Prior to using any AIA document, the user should consult an AIA component chapter or a current AIA Documents Price List to determine the current edition of each document.

REPRODUCTIONS. A111-1997 is a copyrighted work and may not be reproduced or excerpted from in substantial part without the express written permission of the AIA. This document is intended to be used as a consumable-that is, the original document purchased by the user is intended to be consumed in the course of being used. There is no implied permission to reproduce A111-1997, nor does membership in The American Institute of Architects confer any furtherrights to reproduce A111-1997 in whole or in part.

A111-1997 may not be reproduced for Project Manuals. Rather, if a user wishes to include it as an example in a Project Manual, the normal practice is to purchase a quantity of the original forms and bind one in each of the Project Manuals. Modifications may be accomplished through the use of separate Supplementary Conditions.

A limited license is hereby granted to retail purchasers to reproduce a maximum of TEN copies of a completed A111-1997, with or without signatures, but only for use in connection with a particular Project. Further reproductions are prohibited without application by a specific user to and after receipt of written permission from the AIA. Upon reaching agreement concerning the Contract Sum and other conditions, the form may be removed from the manual and the necessary information may be added to the blank spaces of the form The user may then reproduce up to ten copies to facilitate the execution (signing) of multiple original copies of the form, or for other administrative purposes in connection with a particular Project. Please note that at least three original copies Of Alll-1997 should be signed by the parties as required by the last provision of the document.

The AIA logo is printed in red on the original version of this document.
This logo distinguishes an original AIA document from copies and counterfeits. To ensure accuracy and uniformity of language, purchasers should use only an original AIA document or one that has been reproduced from an original under special limited license from AIA. Documents generated by the software AIA Contract Documents: Electronic Format for Windows" do not contain a red logo. Documents reproduced in this program may be accompanied by AIA Document D401, Certification of Document's Authenticity.
In addition, all documents in the program contain the license number under which the document was reproduced and the date of expiration of the license.

CHANGES FROM THE PREVIOUS EDITION
FORMAT CHANGES. Provisions governing progress payments and final payment have been combined in a single Article 5, Payments. Article 13, Termination and Suspension, and Article 14, Miscellaneous Provisions, have exchanged places.

CHANGES IN CONTENT. A111-1997 revises the 1987 edition of A111 to reflect changes made in AIA Document A201-1997. The document incorporates alterations proposed by architects, contractors, owners and pmfessional consultants.
The following are some of the significant changes made to the contents from the 1987 edition of A111:
     THROUGHOUT: All references to contracts without aguaranteed maximum price have been deleted. References in A111-1997 to the General Conditions refer specifically to A201-1997.
     ARTICLE 2: The blank for exceptions to the Contractor's scope of Work has been eliminated.
     ARTICLE 4: New emphasis is placed on the need to coordinate the date of commencement with the date of Substantial Completion, and space is provided for indication of time required by the Owner for the filing of security interests. Space is also provided for bonus payments for early completion.
     ARTICLE 5: This article, retitled Basis for Payment, now requires the Contractor to provide a contingency for further development of the drawings and specifications on fast-track projects.
     ARTICLE 7: Costs of data processing, relocation of the Contractor's employees and, under certain circumstances, dispute resolution and off-site storage are now reimbursable.
     ARTICLE 11: The Owner is given a specific right to,audit the Contractor's records related to the project'
     ARTICLE 12: Both progress payments and final payment are now covered in this article, entitled Payments. Payment of amounts not in dispute under Construction Change Directives is mandatory.



[AIA LOGO]
(c)1997   AIA
AIA DOCUMENT A111-1997
INSTRUCTIONS
The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

2

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


   ARTICLE 14: Space is provided for identification of the Owner's and Contractor's representatives. Ten days' notice is required before a representative is changed.

USING THE AIII-1997 FORM

MODIFICATIONS. Users are encouraged to consult with an attorney before completing an AIA document. Particularly with respect to contractor's licensing laws, duties imposed by building codes, interest charges, arbitration and indemnification, this document may require modification with the assistance of legal counsel to fully comply with state or local laws regulating these matters.

Generally, necessary modifications may be accomplished by writing or typing the appropriate terms in the blank spaces provided on the form or by special conditions adopted by reference. The form may also be modified by striking out language directly on the original form. Care must be taken in making these kinds of deletions, however. Under NO circumstances should pre-printed language be struck out in such a way as to render it illegible (as, for example, with blocking tape, correction fluid or X's that completely obscure the text). This may raise suspicions of concealment or suggest that the completed and signed document has been tampered with. Handwritten changes should be initialed by both parties to the contract.

It is definitely not recommended practice to retype the standard document. Besides being outside the limited license for reproduction granted under these Instructions, retyping can introduce typographical errors and cloud the legal interpretation given to a standard clause when blended with modifications, thereby eliminating one of the principal advantages of standard form documents. By merely reviewing the modifications to be made to a standard form document, parties familiar with that document can quickly understand the essence of the proposed relationship. Commercial exchanges are greatly simplified and expedited, good-faith dealing is encouraged, and otherwise latent clauses are exposed for scrutiny. In this way, contracting parties can more confidently and fairly measure their risks.

COVER PAGE
Date: The date represents the date the Agreement becomes effective.
It may be the date that an oral agreement was reached, the date the Agreement was originally submitted to the other party, the date authorizing action was taken or the date of actual execution. It will be the date from which the Contract Time is measured unless a different date is inserted under Paragraph 4.1.

Parties: Parties to this Agreement should be identified using the full address and legal name under which the Agreement is to be executed, including a designation of the legal status of both parties (sole proprietorship, partnership, joint venture, unincorporated association, limited partnership or corporation [general, limited liability, closed or professional], etc.) Where appropriate, a copy of the resolution authorizing the individual to act on behalf of the firm or entity should be attached. Other information may be added, such as telephone numbers and electronic addresses.

Project Description: The proposed Project should be described in sufficient detail to identify (1) the official name or title of the facility; (2) the location of the site, if known; (3) the pro osed building type and usage; and (4) the size, capacity or scope of the Project, if known.


ARTICLE 2-THE WORK OF THIS CONTRACT

If portions of the Work are to be performed by persons or entities other than the Contractor, these should be indicated in the Supplementary Conditions.


ARTICLE 4-DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
The following items should be included as appropriate:

   PARAGRAPH 4.1 The date of commencement of the Work should be inserted if it is different from the date of the Agreement, It should not be earlier than the date of execution (signing) of the Agreement. After the first sentence, enter either the specific date of commencement of the Work, or if a notice to'proceed is to be used, enter the sentence, "The date of commencement shall be stipulated by the notice to proceed.' When time of performance is to be strictly enforced, the statement of starting time should be carefully weighed.

   If the Owner requires additional time to file security interests before commencement of Work, this should be indicated here. Care should be taken to coordinate these requirements with the date of commencement of the Work.

   PARAGRAPH 4.3 The time within which Substantial Completion of the Work is to be achieved may be expressed as a number of days (preferably calendar days) or as a specified date. If a specified date is used and the date of commencement is to be given in a notice to proceed, these dates must be carefully coordinated to allow sufficient time for completion of the Work.

   Any requirements for earlier Substantial Completion of portions of the Work should be entered here if not specified elsewhere in the Contract Documents.

   Optionally, insert any provisions for liquidated damages relating to failure to complete on time, or for bonus payments for early completion. Liquidated damages are not a penalty to be inflicted on the Contractor, but must bear an actual and reasonably estimable relationship to the Owner's loss if construction is not completed on time. There is little or no legal precedent to support the proposition of linking a bonus with a penalty. If liquidated damages are to be assessed because delayed construction will result in actual loss to the Owner, the amount of damages due for each day lost should be entered in the Supplementary Conditions or the Agreement. Factors such as confidentiality or the need to inform subcontractors about the amount of liquidated damages will help determine the placement of such language.


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(C) 1997 AIA
AIA DOCUMENT Alll-1997
OWNER-CONTRACTOR
AGREEMENT
The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292


WARNING:     Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

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


   If a provision for liquidated damages is included, it should be carefully drafted by the Owner's attorney. Such a provision may be based on the following sample language:

   "The Contractor and the Contractor's surety, if any, shall be liable for and shall pay the Owner the sums hereinafter stipulated as liquidated damages for each calendar day of delay until the Work is substantially
   complete: Dollars ($        ).

   For further information on liquidated damages, penalties and bonus provisions, see AIA Document A511, Guide for Supplementary Conditions.

ARTICLE 5-BASIS FOR PAYMENT
   SUBPARAGRAPH 5.1.2 Enter the method used for determining the Contractor's Fee (lump sum, percentage of Cost of the Work or other method) and explain how the Contractor's Fee is to be adjusted for changes in the Work. SUBPARAGRAPH 5.2.1 Insert a Guaranteed Maximum Price for the Cost of the Work and the Contractor's Fee. Insert specific provisions if the Contractor is to participate in any savings when the final Contract Sum is below the Guaranteed Maximum Price.
   SUBPARAGRAPH 5.2.2 Identify any alternates described in the Contract Documents and accepted by the Owner. If decisions on alternates are to be made subsequent to execution of A111-1997, attach a schedule showing the amount of each alternate and the date it expires.
   SUBPARAGRAPH 5.2.3 State any amounts agreed on for unit prices. SUBPARAGRAPH 5.2.4 Identify and state the amounts of any allowances, and state whether they include labor, materials or both.
   SUBPARAGRAPH 5.2.5 State any assumptions on which the Guaranteed Maximum Price is based.

ARTICLE 7-COSTS TO BE REIMBURSED and ARTICLE 8-COSTS NOT TO BE REIMBURSED Modifications to these articles should be included in Paragraph 14.6. Such modifications should be carefully coordinated to ensure consistency between these two articles.

ARTICLE 12-PAYMENTS
   SUBPARAGRAPH 12.1.2 Insert the time period covered by each application for Payment if it differs from the one given.
   SUBPARAGRAPH 12.1.3 Insert the time schedule for presenting Applications for Payment, and indicate due dates for making progress payments.

   The last day upon which Work may be included in an Application should normally be no less than 14 days prior to the payment date, in consideration of the 7 days required for the Architect's evaluation of au Application and issuance of a Certificate for Payment and the time subsequently accorded the Owner to make Payment in Article 9 of A201-1997.;The Contractor may prefer a few additional days to prepare the Application.

   Due dates for payment should be acceptable to both the Owner and Contractor They should allow sufficient time for the Contractor to prepare an Application for Payment, for the Architect to certify payment, and for the Owner to make payment. They should also be in accordance with time limits established by this Article and Article 9 of A201-1997.

   CLAUSE 12.1.7.3 Indicate the percent retainage, if any, to be withheld when computing the amount of each progress payment.

   The Owner frequently pays the Contractor the bulk of the earned sum when payments fall due, retaining a percentage to ensure faithful performance. These percentages may vary with circumstances and localities. The AIA endorses the practice of reducing retainage as rapidly as possible, consistent with the continued protection of all affected parties. See AIA Document A511, Guide for Supplementary Conditions, for a complete discussion.

   SUBPARAGRAPH 12.1.8 Indicate the percent retainage, if any, to be withheld from payments by the Contractor to Subcontractors.
   SUBPARAGRAPH 12.2.2 Insert the date bywhich Owner shall make final payment, if it differs from the one stated.

   When final payment is requested, the Architect should ascertain that all claims have been settled or should define those which remain unsettled. The Architect should obtain the Contractor's certification required by
   Article 9 of A201-1997 and must determine that, to the best of the Architect's knowledge and belief and according to the Architect's final inspection, the requirements of the Contract have been fulfilled.

ARTICLE 14-MISCELLANEOUS PROVISIONS
   PARAGRAPH 14.2 Enter any agreed-upon interest rate for overdue payments. PARAGRAPH 14.3 Identify the Owner's representative and indicate how that person may be contacted.
   PARAGRAPH 14.4 Identify the Contractor's representative and indicate how that person may be contacted.
   PARAGRAPH 14.6 Insert other provisions here.

ARTICLE 15-ENUMERATION OF CONTRACT DOCUMENTS
A detailed enumeration of all Contract Documents must be made in this article.

EXECUTION OF THE AGREEMENT.
The Agreement should be executed in not less than triplicate by the Owner and the Contractor. The persons executing the Agreement should indicate the capacity in which they are acting (i.e.,president, secretary, partner, etc.) and the,authority under which they are executing the Agreement. Where appropriate, a copy of the resolution authorizing the individual to act on behalf of the firm or entity should be attached.



[AIA LOGO]
(c)1997   AIA
AIA DOCUMENT A111-1997
INSTRUCTIONS
The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

4

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

                                                     1997 EDITION





                                                     AIA DOCUMENT Alll-1997

Standard Form of Agreement Between Owner and Contractor where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed

Maximum Price                                        This document has impor-
AGREEMENT made as of the 20 day of September         tant legal consequences.
in the year 2000                                     Consultation with an
(In words, indicate day, month and year)             attorney is encouraged
                                                     with respect to its
                                                     completion or
                                                     modification.

BETWEEN the Owner:    Village At Oakwood L.L.C.
(Name, address and other information) 6125 Arrowhead NE
                                      Piedmonts OK. 73078

                                                     This document is not
                                                     intended for use in
                                                     competitive bidding.

and the Contractor:     PrimeLife Construction L.L.C.
(Name, address and other information) 10401 N. County Line Rd.
                         Oklahoma City, OK.  73099
                                                     AIA Document A201-1997
                                                     General Conditions of the
                                                     Contract for Construction,
                                                     is adopted in this
                                                     document by reference.


The Project is:    Village At Oakwood L.L.C.         This document has been
(Name and address) SE 15th East of Westminister      approved and endorsed by
                   MidWest City, OK.                 The Associated General
                   5.91 Acres                        Contractors of America.


The Architect is:  William J. Cavaness AIA

(Name, address and other information)  4334 Noth West Highway, Expressway
                                       Suite 254
                                       Oklahoma City, OK. 73116

The Owner and Contractor agree as follows.


[LOGO OF AIA]
(c)1997
AIA DOCUMENT A111-1997
OWNER-CONTRACTOR AGREEMENT
The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

Copyright 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987,
0 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

WARNING:     Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

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

ARTICLE I THE CONTRACT DOCUMENTS
The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.


ARTICLE 2 THE WORK OF THIS CONTRACT

The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.


ARTICLE 3 RELATIONSHIP OF THE PARTIES

The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision;
to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.


ARTICLE 4 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

4.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the owner. Date when a letter to proceed is issued by owner
(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)


If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:




4.2 The Contract Time shall be measured from the date of commencement. Date of letter to proceed by owner

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(C) 1997 AIA
AIA DOCUMENT Alll-1997
OWNER-CONTRACTOR
AGREEMENT
The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292


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

4.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 608 calender days from the date of commencement, or as follows:
(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date Of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)





, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to cotriplete on time, or for bontis payments for early completion of the Work.)




ARTICLE 5 BASIS FOR PAYMENT
   5.1     CONTRACT SUM    Owner shall disburse all funds.
   5.1.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 the Contractor's Fee.

   5.1.2 The Contractor's Fee is: $400,000.00 Contractor Fee& $400,000.00 Developer Fee
   (State a lump sum, percentage of Cost of the Work or other provision for determining the Contracto@s Fee, and Fee . describe the method of adjustment of the Contracto@s Fee for changes in the Work.)



   5.2     GUARANTEED MAXIMUM PRICE $10,200,000.00
   5.2.1 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed $10,200,000.00 Dollars
   ($       ), subject to additions and deductions by Change Order as
   provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.
   (Insert specific provisions if the Contractor is to participate in any savings.)


   5.2.2 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
   (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)


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(C) 1997 AIA
AIA DOCUMENT Alll-1997
OWNER-CONTRACTOR
AGREEMENT
The American Institute
of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292


WARNING:     Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

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

   5.2.3   Unit prices, if any, are as follows:

           The owner shall pay all contracts and monthly disbursements.



   5.2.4   Allowances, if any, are as follows:
   (Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)

           Fee basis only




   5.2.5 Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows:

           The Owner will pay all contracts and monthly disbursements.



   5.2.6 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.


ARTICLE 6 CHANGES IN THE WORK
   6.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph
   7.3.3 of AIA Document A201-1997.

   6.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3-3.3 of AlA Document A201-1997 and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.
   6.3 In calculating adjustments to the Guaranteed Maximum Price, the terms "cost" and "costs" as used in the above-referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in
   Article 7 of this Agreement and the terms "fee", and "a reasonable allowance for The American Institute overhead and profit" shall mean the Contractor's Fee as defined in Subparagraph 5.1.2 of this Agreement.


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   6.4     If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work, and the Guaranteed Maximum Price shall be adjusted accordingly.

ARTICLE 7 COSTS TO BE REIMBURSED

   7.1     COST OF THE WORK
   The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

   7.2     LABOR COSTS
   7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's approval, at off-site workshops.

   7.2.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's approval.
   (If it is intended that the wages or salaries of certain personnel stationed at the Contracto@s principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

   7.2.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

   7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Subparagraphs 7.2.1 through 7.2-3. Owner shall Insurance

   7.3     SUBCONTRACT COSTS

   7.3.1 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts. Owner shall distribute all funds to Sub-contractors.

   7.4     COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED
   CONSTRUCTION
   7.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction. paid by owner.

   7.4.2 Costs of materials described in the preceding Subparagraph 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

   7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS paid by owner
   7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and

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   7.6.8   Legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.

   7.6.9 Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

   7.7     OTHER COSTS AND EMERGENCIES
   7.7.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

   7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.6 of AIA Document A201-1997.

   7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.


ARTICLE 8 COSTS NOT TO BE REIMBURSED
   8.1     The Cost of the Work shall not include:

   8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Subparagraphs 7.2.2 and
   7.2.3 or as may be provided in Article 14.

   8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

   8.1.3 Overhead and general expenses, except as may be expressly included in Article 7.

   8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

   8.1.5 Rental costs of machinery and equipment, except as specifically provided in Subparagraph 7.5.2.

   8.1.6 Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

   8.1.7   Any cost not specifically and expressly described in Article 7.

   8.1.8 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9 DISCOUNTS, REBATES AND REFUNDS
   9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (i) before making the payment, the Contractor included them in an Application for Payment

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   and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

   9.2 Amounts that accrue to the Owner in accordance with the provisions of Paragraph g.i shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10 SUBCONTRACTS AND OTHER AGREEMENTS
   10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

   10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Architect (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work;
   and (3) has submitted a bid that conforms tothe requirements of the Contract Documents without 964 reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

   10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.


ARTICLE 11 ACCOUNTING RECORDS
   The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12 PAYMENTS
   12.1    PROGRESS PAYMENTS
   12.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract
   Documents.     Monthly draws to contractor on approval of
   architectural inspections.
   12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

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   12.1.3  Provided that an Application for Payment is received by the
   Architect not later than the 25 day of a month, the Owner shall make payment to the Contractor not later than the 30 day of the month.
   If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner no later than ten days after Architect receives the Application for Payment.

   12.1.4 With each Application for Payment, the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (i) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment.

   12.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

   12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

   12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows: Owner shall disburse all funds.
              .1 take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;
              .2 add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;
              .3 add the Contractor's Fee, less retainage of        percent
                 (    %).  The Contractor's Fee shall be computed upon the
                 Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;
              .4 Subtract the aggregate of previous payments made by the Owner; .5 subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12-1.4 to substantiate prior Application for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation; and
              .6 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph
                 9.5 of AIA Document A201-1997.


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   12-1.8  Except with the Owner's prior approval, payments to Subcontractors shall be subject to retainage of not less than Ten percent percent (10%). The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors. Owner shall disburse all funds to subcontractors.

   12.1.9 In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Subparagraph 12-1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

   12.2    FINAL PAYMENT
   12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:
           .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AlA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and
           .2 a final Certificate for Payment has been issued by the Architect.

   12.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:





   12.2.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 3o days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Subparagraph 12.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the AIA Document A201-1997. The time periods stated in this Subparagraph 12.2.3 supersede those stated in Subparagraph 9.4.1 of the AIA Document A201-1997. Owner shall disburse all funds.

   12.2.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment; failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment.

   12.2.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work,

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   the Owner shall reimburse the Contractor such costs and the Contractor's
   Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Paragraph
   5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.


ARTICLE 13 TERMINATION OR SUSPENSION
   13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the Contractor under Subparagraph 14-1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Paragraph 13.2 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

   13.2 The Contract may be terminated by the Owner for cause as provided in Article 14 of AIA Document A2oi-i997. The amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

   13.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination;

   13.2.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and


   13.2.3  Subtract the aggregate of previous payments made by the Owner.

   13.3 The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Subparagraph 13.2.1.
   To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

   13.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Subparagraph 14.3.2 of AIA Document A201-1997 except that the term "profit" shall be understood to mean the Contractor's Fee as described in Subparagraphs
   5.1.2 and Paragraph 6.4 of this Agreement.


ARTICLE 14 MISCELLANEOUS PROVISIONS
   14.1    Where reference is made in this Agreement to a provision AIA
   Documen A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

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  14.2     Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located. (Insert rate of interest agreed upon, if any.)


   (Usury laws and requirements under the Federal Truth in LendingAct, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

   14.3    The Owner's representative is:

   (Name, address and other information.)


   14.4    The Contractor's representative is:
   (Name, address and other information.)


   14.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

   14.6     Other provisions:



ARTICLE 15 ENUMERATION OF CONTRACT DOCUMENTS
   15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

   15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between

   15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.


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   15.1.6  The Addenda, if any, are as follows:

   Number     Date                            Pages








   Portions of Addenda relating to bidding requirements are not part of the Contract Docun-lents unless the bidding requirements are also enumerated in this Article 15.

   15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:
   (List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)



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ARTICLE 16 INSURANCE AND BONDS

   (List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements for insurance and bonds.) Contractor shall furnish at Owners expense Liability Insurance in the amount of $10,200,000.00 and workmans compensation insurance. No Bonds


   This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

   /s/KENDALL L ADUDDELL             /s/KENDALL ADUDDELL JR.
   -----------------------------     -------------------------------
   OWNER (Signature)                 C0NTRACT0R (Signature)

   Kendall L. Aduddell Manager       Kendall Aduddell Jr.
   of L.L.C.                         Manager of L.L.C.
   -----------------------------     -------------------------------
   (Printed name and title)          (Printed name and title)

   CAUTION: You should sign an original AIA document or a licensed reproduction. Originals contain the AIA 1090 The American institute printed in red; licensed reproductions are those produced in accordance with the Instructions to this document.



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